AmericanWarner, Inc.

                         -----------------------

                         Leadership and Momentum

                            in Pharmaceuticals

                                   and

                           Consumer Healthcare

                         -----------------------

Statements made in this presentation that state either companies' or managements' intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that both companies' actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in each company's filings with the Securities and Exchange Commission ("SEC"). Copies of these filings may be obtained by contacting AHP, Warner-Lambert or the SEC.

TRANSACTION HIGHLIGHTS


     .    Merger of equals

     .    Clear strategic direction and organizational structure

     .    Pooling of interests

     .    Tax-free

     .    Exchange ratio

          -    1 share of WLA - 1.4919 shares of AmericanWarner
          -    1 share of AHP - 1.0000 share of AmericanWarner

     .    Significant synergies

          -    Revenue upside
          -    Cost savings of $1.2 billion

AMERICANWARNER:  LEADERSHIP GROWTH RATES


                        1999E              2000E             2001E              2002E         CAGR ('99-'02)
                        -----              -----             -----              -----         --------------

Revenues               $26.3Bn            $29.7Bn           $32.8Bn            $36.1Bn             11%

 Pharma                 17.2               19.7              22.0               24.5               13%

 Consumer                4.4                4.9               5.3                5.7                9%

Net Income               3.9                4.8               5.7                6.8               20%

EPS                      1.48               1.79              2.15               2.55              20%







                     20% Net income growth with $1.2
                        billion in cost synergies

SUBSTANTIAL VALUE CREATION


     Opportunity for significant multiple expansion

     .    Significant new product growth -- 21 launches (1999-2002)

     . Broadest technology capability in industry (e.g., proteins, vaccines, structure based drug design, small molecules)

     .    Diverse product portfolio (with less dependence on Lipitor)

     .    Leadership in OTC

     .    Significant synergy and strategic opportunities

          -    revenue acceleration
          -    cost synergies
          -    strategic moves

     . Substantial momentum based on "best-of-the-best" merger philosophy



                         Leadership growth rates

PHARMACEUTICALS:  NEAR-TERM PIPELINE

Estimated Launch Dates

             1999                           2000                           2001                          2002
      -----------------             -------------------             -------------------           -------------------

Femhrt* - HRT for              Lipitor (Japan) - HMG          Pregabalin -                    Zenarestat - aldose
osteoporosis $100-200 million  CoA reductase inhibitor for    Gabapentanoid/anti-convulsant   reductase inhibitor for
                               cholesterol reduction          for epilepsy                    diabetic neuropathy $400-
                               $800-1,000 million             $1,000-2,000 million            500 million

Refacto* - advanced            Relpax* - Migraine therapy     AG-3340 - MMPI for prostate     Igmesine - anti-depressant
recombinant Factor VIII        (co-promotion with Pfizer)     and non-small-cell lung         $500-800 million
formulation for hemophilia     $300-1,000 million             cancer $800-1,000 million
$300-800 million

Sonata* - for insomnia         Trimegestone - new progestin   AG-1549 - NNRTI for HIV/AIDS    Remume - immuno-therapy for
$400-600 million               $400-500 million               $250-300 million                HIV/AIDS
                                                                                              $500-700 million

Rapamune* - immuno-            FluMist - vaccine for          CMA-676 - cytotoxic             CCI-779 - cytostatic for
suppressant for organ          influenza                      immunoconjugate for AML         solid tumors $200-300
transplants $900+ million                                     $100-200 million                million

Meningitec - for immunization  Protonix* - proton pump        Recombinant Human Bone          Low dose PremPro -
against meningitis $200        inhibitor for ulcers           Morphogenic Protein 2 - for     osteoporosis/menopause
million                        $250-500 million               bone repair $500-1,000          $300-600 million
                                                              million

                               Prevenar - vaccine for 7 most
                               common strains of pneumococci
                               $500-1,000 million

* Approved/Approvable

Peak year sales estimates from analyst reports

                                   Steady stream of innovative new products

A ROBUST PRODUCT PIPELINE


Number of Compounds Under Development


                                                                 Pre-
             IND Tract      Phase I     Phase II     Phase III   registration  Total
             ---------      -------     ---------    ---------   ------------  -----
AHP                7            9           13          14           7          50


WLA                6            2            9           7            6         30

American Warner   13           11            22          21            13       80


POWERFUL COMBINATION OF COMPLEMENTARY
TECHNOLOGY PLATFORMS

graphic illustrating that complementary platforms of small molecules; structure based drug design and combinatorial chemistry afford new opportunities for innovation in small molecule mimetics for proteins (small molecule mimetics for proteins, e.g., Factor VIII)

graphic illustrating protein therapeutics afford new opportunities for innovation (e.g., bone morphogenic proteins)

graphic illustrating that complementary platforms of protein therapeutics; vaccines design and gene therapy afford new opportunities for innovation in therapeutic vaccines (e.g., conjugate and DNA vaccines for cancer and anti-virals)

BIOTECH CAPABILITIES



                                 AMERICAN WARNER
                                 ---------------
                                                                           Strong network of biotechs
                                   Genetics                                with outstanding
                 Agouron          Institute          Immunex               capabilities


                                                             [Right arrow]
                                                                            Proven ability to maintain
Key current                                                                 entrepreneurial culture and to
and pipeline     Viracept          Refacto                                  successfully integrate scientists
products         AG 3340           BMP-2              Enbrel                and compounds


AMERICANWARNER:  LEADING PHARMACEUTICALS



              Warner-Lambert Top Drugs                             American Home Products Top Drugs
----------------------------------------------------          --------------------------------------------
                                         2000                                                     2000
                   Indication            Sales                                Indication          Sales
----------------------------------------------------          --------------------------------------------
Lipitor            Dyslipidemia        $4,750MM               Premarin family  Osteoporosis      $1,925MM

Neurontin          Epilepsy               825                 Effexor          Depression         1,000

Accupril           Hypertension           650                 OCs              Contraception        700

Viracept           HIV                    525                 Enbrel           Rheumatoid           500
                                                                               arthritis

                                                              Prevenar         Vaccine              450

                                                              Zosyn/Tazocin    Infection            400




       Strong combined portfolio with $12 billion in major products

DIVERSE PORTFOLIO OF PHARMACEUTICAL PRODUCTS - 2000 SALES

[pie chart containing the following information:]
Warner-Lambert $8.7Bn
---------------------
Neurontin - 9%
Accupril - 7%
Viracept - 6%
Other - 23%
Lipitor - 55%


[pie chart containing the following information:]
American Home Products $11.0Bn
------------------------------
Other - 63%
Premarin family - 18%
Oral Contraceptives - 6%
Effexor - 9%
Prevenar - 4%


[pie chart containing the following information:]
AmericanWarner $19.7Bn
-------------------------
Other - 57%Lipitor - 24%
Premarin family - 10%
Effexor - 5%
Neurontin - 4%

A combination with less dependence on a single product

THERAPEUTIC AREA LEADERSHIP

THERAPEUTIC AREA                    BASIS OF LEADERSHIP

Cardiovascular                      .  Lipitor
                                    .  Accupril
                                    .  Cordarone IV

Women's Health                      .  Premarin family
                                    .  Oral contraceptives

CNS                                 .  Effexor
                                    .  Neurontin
                                    .  Pregabalin
                                    .  Dilantin
                                    .  Sonata

Virology                            .  Viracept
                                    .  Rescriptor

Immunology                          .  Rapamune
                                    .  Enbrel

Vaccines                            .  Prevenar
                                    .  Meningitec

                                  Leadership in multiple major categories

                 CONSUMER HEALTHCARE:  WORLD-CLASS BRANDS

                   Warner-Lambert                                      American Home Products
------------------------------------------------        ---------------------------------------------
                 Category         1999 Sales                             Category          1999 Sales
------------------------------------------------        ---------------------------------------------

Listerine        Oral              $475MM                Advil          Analgesics         $500MM

Sudafed          Cough/cold        175                   Centrum        Nutritional        500
                                                                        supplements

Benadryl         Allergy           175                   Robitussin     Cough              275

Zantac 75        Heartburn         175                   Dimetapp       Liquid cough       150


Lubriderm        Skin care         125                   Caltrate       Calcium            125
                                                                        supplement

Neosporin        Anti-infectants   100                   Preparation H  Other              100
                                                         Suppositories


                                             World Leader in OTC

LEADERSHIP IN OTC


 .  #1 position worldwide in OTC      .  Partner of choice

 .  $4.9 billion in combined          .  Distinctive channel coverage
   2000 sales

 .  Portfolio of leading              .  Leadership in marketing share
   consumer heathcare products          of voice

 .  Significantly larger than         .  DTC capabilities and media
   nearest competitor                   purchase power

                                     .  High potential switch
                                        opportunities (based on a
                                        proven track record)


           Market leadership leading to new opportunities

$1.2 BILLION OF COST SYNERGIES


Corporate - 9%
Consumer Health - 27%
Pharma - 64%


Percent Cost Reduction (from applicable base)
---------------------------------------------
Administration - 26%
Distribution - 14%
R&D - 11%
Selling - 9%
Marketing - 5%
Manufacturing (COGs) - 4%
Total - 9%

                  $1.2 billion of annual cost synergies
               Fully implemented over three calendar years

REVENUE SYNERGY DRIVERS -- PHARMACEUTICALS


Key Drivers
         Enhanced market presence and sales penetration

         Deep and broad launch capabilities (higher peak sales, faster ramp up)

         More attractive licensing partner

         Novel drug discovery opportunities

Examples
         Greater upside in key products

                 Accupril
                 Effexor

         Faster/better launches
                 Lipitor (Japan)

                 Pregabalin

                 Protonix

                 Sonata
         Top market presence

                 High profile sales identities (e.g., Wyeth-Ayerst, Lederle, Genetics Institute, Immunex, Parke-Davis, Warner-Lambert, Sankyo-Parke Davis, Agouron)

                 Combined global salesforce of ~ 14,500
                 Combined U.S. sales force of ~ 5,500

            Significant upside from complementary capabilities

REVENUE SYNERGY DRIVERS--OTC


       Key Drivers                           Examples
       -----------                           --------


Category leadership
                               Preferred retail relationships with
                               global players (e.g., Walmart)
Retail globalization



Strength in nutritionals       Enhanced nutritionals lineup
                                       Solgar
                                       Centrum
                                       Quanterra

Enhanced switch capabilities

THE AMERICANWARNER COMBINATION:  LEADERSHIP GROWTH RATES WITH FURTHER
UPSIDE


                    1999E       2000E         2001E         2002E       CAGR ('99-'02)
                   --------    -------        -------      -------      --------------

Revenues           $26.3Bn      $29.7Bn       $32.8Bn       $36.1Bn           11%


 Pharma             17.2         19.7          22.0          24.5             13%


 Consumer            4.4          4.9           5.3           5.7              9%


Net Income           3.9          4.8           5.7           6.8             20%





       20% Net income growth with $1.2                A 1% increase in Pharma and
          billion in cost synergies               Consumer revenues will increase net
                                                   income growth by approximately 1%

ILLUSTRATIVE VALUE CREATION

NEAR-TERM
   ($200 million in 2000E Cost Synergies)

                                              Market Capitalization
                                      ------------------------------------
                                                                            AmericanWarner
                           2000        American      Warner     American     Illustrative
                            P/E          Home       Lambert      Warner     Value Creation
                         -----------------------------------------------------------------

Pre-WSJ Article            29.6x          $67         $69         $136           NA

Day of WSJ Article         32.3x          74           75          149          $13

2000 P/E Range             33.0x                                  $157          $21
                           35.0                                    166           30
                           37.0                                    176           40
                           39.0                                    185           49
LONG-TERM
   ($1.2 billion in 2002E Cost Synergies)

                                              Market Capitalization
                                       ----------------------------------
                                                                            AmericanWarner
                           2000        American      Warner     American     Illustrative
                            P/E          Home       Lambert      Warner     Value Creation
                           ---------------------------------------------------------------

Pre-WSJ Article            29.6x          $67         $69        $ 136            NA

P/E Range                  33.0x                                 $ 226           $90
                           35.0                                    240           104
                           37.0                                    254           118
                           39.0                                    268           132

AMERICANWARNER WOULD COMMAND A
STRONG MARKET PRESENCE


-        #1 company in pharmaceutical sales

         - Diversified product portfolio (i.e., less dependence on Lipitor)

         -       Full late-stage and early-stage pipeline

         - Superior technology platforms including vaccines, recombinant proteins, hormone therapeutics and gene therapy

         - Broad therapeutic area presence (e.g., women's health, cardiovascular, oncology, inflammation, CNS)

-        #1 company in OTC sales

         -       Category leadership (e.g., nutritionals, cough/cold)

         -       Enhanced global reach